TABLE OF CONTENTS

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

The 2015 Annual Report for all underlying investment options may be mailed separately to Pacific Life Insurance Company variable annuity contract owners with allocations to those options and should be read in conjunction with the Separate Account Annual Report included herein.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Variable Accounts	Underlying Portfolios	Shares	Cost	Value

	Pacific Select Fund
IV	Inflation Managed Class I *	45,899	$461,104	$444,334

VII	Main Street® Core *	418,260	7,126,260	12,361,838

X	Managed Bond Class I *	366,455	3,864,909	4,346,697

XI	High Yield Bond Class I *	14,288	82,157	92,484

XII	Equity Index Class I *	29,542	613,162	1,370,305

XIII	International Value Class I *	43,712	438,763	449,514

XIV	Growth Class I *	92,349	1,206,436	1,939,364

	Fidelity® Variable Insurance Products Funds

XV	Fidelity VIP Government Money Market Service Class	580,256	580,256	580,256

*	The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	Variable Accounts
	IV	VII	X	XI	XII	XIII

ASSETS
Investments in mutual funds, at value	$444,334	$12,361,838	$4,346,697	$92,484	$1,370,305	$449,514

Receivables:
Due from Pacific Life Insurance Company	-	66,617
Investments sold	244	-	3,358	129	629	537

Total Assets	444,578	12,428,455	4,350,055	92,613	1,370,934	450,051

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	240	-	3,309	129	626	533
Investments Purchased	-	66,549	-	-	-	-

Total Liabilities	240	66,549	3,309	129	626	533

NET ASSETS	$444,338	$12,361,906	$4,346,746	$92,484	$1,370,308	$449,518

Units Outstanding	108,189	2,354,713	1,458,642	36,570	286,708	311,738

Accumulation Unit Value	$4.11	$5.25	$2.98	$2.53	$4.78	$1.44

Cost of Investments	$461,104	$7,126,260	$3,864,909	$82,157	$613,162	$438,763

	XIV	XV

ASSETS
Investments in mutual funds, at value	$1,939,364	$580,256

Receivables:
Investments sold	1,202	638

Total Assets	1,940,566	580,894

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,193	657

Total Liabilities	1,193	657

NET ASSETS	$1,939,373	$580,237

Units Outstanding	370,106	59,229

Accumulation Unit Value	$5.24	$9.80

Cost of Investments	$1,206,436	$580,256

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Variable Accounts
	IV	VII	X	XI	XII	XIII

INVESTMENT INCOME
Dividends (1)	$-	$-	$-	$-	$-	$-

EXPENSES
Mortality and expense risk	6,686	154,370	55,121	1,114	17,048	5,879

Operating expenses	281	6,486	2,316	47	716	247

Total Expenses	6,967	160,856	57,437	1,161	17,764	6,126

Net Investment Income (Loss)	(6,967)	(160,856)	(57,437)	(1,161)	(17,764)	(6,126)

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(6,059)	709,218	68,784	1,221	49,563	(11,679)
Capital gains distributions (1)	-	-	-	-	-	-

Realized Gain (Loss) on Investments	(6,059)	709,218	68,784	1,221	49,563	(11,679)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(10,678)	(265,995)	(37,047)	(5,698)	(30,196)	4,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($23,704)	$282,367	($25,700)	($5,638)	$1,603	($13,627)

	XIV	XV

INVESTMENT INCOME
Dividends (1)	$-	$62

EXPENSES
Mortality and expense risk	23,822	7,372

Operating expenses	1,001	310

Total Expenses	24,823	7,682

Net Investment Income (Loss)	(24,823)	(7,620)

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	81,093	-
Capital gains distributions (1)	-	-

Realized Gain (Loss) on Investments	81,093	-

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	64,882	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,152	($7,620)

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014	2015	2014

	IV		VII		X

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	($6,967)	($7,882)	($160,856)	($169,810)	($57,437)	($62,774)

Realized gain (loss) on investments	(6,059)	(1,546)	709,218	478,134	68,784	43,033

Change in net unrealized appreciation (depreciation) on investments	(10,678)	21,744	(265,995)	926,735	(37,047)	177,115

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,704)	12,316	282,367	1,235,059	(25,700)	157,374

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	76,568	2,800	1,800	151,800

Transfers between variable and fixed accounts, net	7,518	(34,851)	(785,656)	(252,132)	(49,295)	(219,472)

Contract benefits and terminations (1)	(139,950)	(24,960)	(954,432)	(1,106,356)	(464,669)	(357,045)

Contract charges and deductions (1)	(229)	(247)	(7,798)	(8,326)	(3,211)	(3,492)

Other	4	(46)	325	3,334	38	(144)

Net Increase (Decrease) in Net Assets Derived from Account Transactions	(132,657)	(60,104)	(1,670,993)	(1,360,680)	(515,337)	(428,353)

NET INCREASE (DECREASE) IN NET ASSETS	(156,361)	(47,788)	(1,388,626)	(125,621)	(541,037)	(270,979)

NET ASSETS
Beginning of Year	600,699	648,487	13,750,532	13,876,153	4,887,783	5,158,762

End of Year	$444,338	$600,699	$12,361,906	$13,750,532	$4,346,746	$4,887,783

	XI		XII		XIII

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	($1,161)	($1,744)	($17,764)	($17,133)	($6,126)	($7,477)

Realized gain (loss) on investments	1,221	2,544	49,563	24,871	(11,679)	(6,593)

Change in net unrealized appreciation (depreciation) on investments	(5,698)	(1,708)	(30,196)	149,063	4,178	(58,183)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,638)	(908)	1,603	156,801	(13,627)	(72,253)

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-

Transfers between variable and fixed accounts, net	(5,739)	3,849	38,083	34,710	(21,743)	31,340

Contract benefits and terminations (1)	(675)	(33,836)	(122,498)	(75,773)	(61,079)	(42,707)

Contract charges and deductions (1)	(126)	(140)	(582)	(632)	(522)	(579)

Other	(2)	(6)	2	(124)	3	92

Net Increase (Decrease) in Net Assets Derived from Account Transactions	(6,542)	(30,133)	(84,995)	(41,819)	(83,341)	(11,854)

NET INCREASE (DECREASE) IN NET ASSETS	(12,180)	(31,041)	(83,392)	114,982	(96,968)	(84,107)

NET ASSETS
Beginning of Year	104,664	135,705	1,453,700	1,338,718	546,486	630,593

End of Year	$92,484	$104,664	$1,370,308	$1,453,700	$449,518	$546,486

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014

	XIV		XV (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	($24,823)	($25,900)	($7,620)	($5,761)

Realized gain (loss) on investments	81,093	54,452	-	-

Change in net unrealized appreciation (depreciation) on investments	64,882	111,098	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	121,152	139,650	(7,620)	(5,761)

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	100,000	-	-

Transfers between variable and fixed accounts, net	(1,959)	(87,423)	-	696,407

Contract benefits and terminations (2)	(235,428)	(324,217)	(48,298)	(53,165)

Contract charges and deductions (2)	(1,135)	(1,232)	(620)	(687)

Other	5	(105)	4	(23)

Net Increase (Decrease) in Net Assets Derived from Account Transactions	(238,517)	(312,977)	(48,914)	642,532

NET INCREASE (DECREASE) IN NET ASSETS	(117,365)	(173,327)	(56,534)	636,771

NET ASSETS
Beginning of Year or Period	2,056,738	2,230,065	636,771	-

End of Year or Period	$1,939,373	$2,056,738	$580,237	$636,771

(1) Operations commenced during 2014 (See Financial Highlights for commencement date of operations).

(2) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements

PACIFIC CORINTHIAN SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
IV
2015	$4.11	108,189	$444,338	0.00%	1.24%	(4.25%)
2014	4.29	140,039	600,699	0.00%	1.24%	1.84%
2013	4.21	153,961	648,487	0.00%	1.24%	(10.04%)
2012	4.68	158,467	741,958	2.38%	1.23%	8.52%
2011	4.31	158,185	682,486	5.70%	1.23%	10.49%
VII
2015	$5.25	2,354,713	$12,361,906	0.00%	1.24%	2.08%
2014	5.14	2,673,728	13,750,532	0.00%	1.24%	9.45%
2013	4.70	2,953,123	13,876,153	0.00%	1.24%	30.15%
2012	3.61	3,333,597	12,035,711	0.99%	1.23%	15.59%
2011	3.12	3,806,822	11,890,958	1.22%	1.23%	(0.75%)
X
2015	$2.98	1,458,642	$4,346,746	0.00%	1.24%	(0.68%)
2014	3.00	1,629,100	4,887,783	0.00%	1.24%	3.15%
2013	2.91	1,773,510	5,158,762	0.00%	1.24%	(3.41%)
2012	3.01	2,114,674	6,368,336	4.97%	1.23%	9.37%
2011	2.75	2,676,908	7,371,133	5.89%	1.23%	2.58%
XI
2015	$2.53	36,570	$92,484	0.00%	1.24%	(5.81%)
2014	2.69	38,980	104,664	0.00%	1.24%	(0.86%)
2013	2.71	50,104	135,705	0.00%	1.24%	5.93%
2012	2.56	55,427	141,723	6.88%	1.23%	13.89%
2011	2.25	61,794	138,739	10.91%	1.23%	2.16%
XII
2015	$4.78	286,708	$1,370,308	0.00%	1.24%	(0.11%)
2014	4.78	303,834	1,453,700	0.00%	1.24%	11.99%
2013	4.27	313,341	1,338,718	0.00%	1.24%	30.30%
2012	3.28	355,964	1,167,204	2.05%	1.23%	14.52%
2011	2.86	500,237	1,432,250	2.93%	1.23%	0.58%
XIII
2015	$1.44	311,738	$449,518	0.00%	1.24%	(3.84%)
2014	1.50	364,448	546,486	0.00%	1.24%	(11.65%)
2013	1.70	371,558	630,593	0.00%	1.24%	20.18%
2012	1.41	423,214	597,633	3.27%	1.23%	16.37%
2011	1.21	510,579	619,556	8.91%	1.23%	(13.88%)
XIV
2015	$5.24	370,106	$1,939,373	0.00%	1.24%	6.14%
2014	4.94	416,596	2,056,738	0.00%	1.24%	7.53%
2013	4.59	485,739	2,230,065	0.00%	1.24%	32.56%
2012	3.46	524,945	1,818,110	0.89%	1.23%	16.79%
2011	2.97	599,626	1,778,224	1.06%	1.23%	(7.11%)
XV
2015	$9.80	59,229	$580,237	0.01%	1.24%	(1.22%)
04/30/2014 - 12/31/2014	9.92	64,205	636,771	0.01%	1.24%	(0.82%)

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). These ratios are before the deduction of mortality and expense risk (“M&E”) fees and operating expenses that are assessed against contract owner accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)	Total returns reflect changes in the unit values of the underlying portfolios and deductions for M&E fees and operating expenses assessed through the daily AUV calculation. M&E fees are assessed at an annual rate of 1.19% of the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Corinthian Variable Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2015 is comprised of eight subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts, as presented in the Schedule of Investments on page 1 of this brochure, invest in the corresponding portfolios (each a “Portfolio” and collectively the “Portfolios”) of Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds (collectively, the “Funds”).

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Fidelity VIP Government Money Market Service Class Variable Account and Portfolio were formerly named Fidelity VIP Money Market Service Class Variable Account and Portfolio, respectively.

On April 30, 2014, the net assets of the Pacific Select Fund’s Cash Management Portfolio Class I, the underlying portfolio for Variable Account I, were transferred to Fidelity VIP Government Money Market Portfolio Service Class, the underlying Portfolio for Variable Account XV through a liquidation and plan of substitution (the “Substitution”). In connection with the Substitution, any units that remained in Variable Account I after the close of business on April 30, 2014 were transferred to the Variable Account XV. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the Fidelity VIP Government Money Market Portfolio and Cash Management Portfolio, as of the close of business on April 30, 2014. Variable Account I is not included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred annuity and variable accumulation contracts (the “Contracts”) administered by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2015.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks Pacific Life assumes at an annual rate of 1.19% of the average daily net assets of each Variable Account. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amount realized from fees and charges assessed against the Contracts.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

The Separate Account also bears certain operating expenses, subject to Pacific Life’s guarantee that such operating expenses will not exceed 0.25% of each Variable Account’s average daily net assets annually. For the year ended December 31, 2015, the annualized operating expenses for each of the Variable Accounts were below the 0.25% expense cap. Pacific Life further guarantees that the ordinary operating expenses of a Variable Account together with the operating expenses incurred by its underlying Portfolio, exclusive of advisory fees, service fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses, will not exceed 0.60% of average daily net assets annually after consideration for any adjustment by the Funds’ Investment Adviser for fund expenses in excess of stated expense limitations. For the year ended December 31, 2015, the combined annualized operating expenses for each of the Variable Accounts were below the 0.60% expense cap.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium tax, and any withdrawal and surrender charges, and are shown as a decrease in net assets derived from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees and any state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of each Variable Account (except for the Fidelity VIP Government Money Market Service Class Variable Account) invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2015, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 0.65%, which are based on an annual percentage of average daily net assets of the Portfolios, and PSD received a service fee of 0.20% on Class I shares only, which is based on an annual percentage of average daily net assets of the Portfolios.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015, were as follows:

Variable Accounts	Purchases	Sales

IV	$7,768	$147,397
VII	99,327	1,931,234
X	37,488	610,291
XI	6,910	14,612

Variable Accounts	Purchases	Sales

XII	$72,299	$175,060
XIII	1,797	91,266
XIV	-	263,345
XV	62	56,600

7. FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical holdings
Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by Market data
Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2015, the Variable Accounts’ holdings as presented in the Schedule of Investments on page 1 of this brochure were all categorized as Level 1 under the three-tier hierarchy of inputs.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2015 and 2014 were as follows:

	2015			2014
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

IV	1,996	(33,846)	(31,850)	142	(14,064)	(13,922)
VII	21,082	(340,097)	(319,015)	11,225	(290,620)	(279,395)
X	13,496	(183,954)	(170,458)	76,689	(221,099)	(144,410)
XI	2,634	(5,044)	(2,410)	3,185	(14,309)	(11,124)
XII	15,175	(32,301)	(17,126)	7,848	(17,355)	(9,507)
XIII	1,625	(54,335)	(52,710)	19,486	(26,596)	(7,110)
XIV	37	(46,527)	(46,490)	23,315	(92,458)	(69,143)
XV (1)	-	(4,976)	(4,976)	73,129	(8,924)	64,205

(1) Operations commenced during 2014 (See Financial Highlights for commencement date of operations).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Pacific Life Insurance Company:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprised of Variable Accounts IV, VII, X, XI, XII, XIII, XIV and XV (collectively, the “Variable Accounts”) as of December 31, 2015, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2015 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 26, 2016

Pacific Life Insurance Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report as of December 31, 2015 for:

• Pacific Corinthian Variable Separate Account of

  Pacific Life Insurance Company

Form No.	1001-16A